SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549


                                 FORM 8-K/A
                                Amendment 1


                               CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934




Date of Report (Date of Earliest Event Reported)     May 25, 1999


CHASE CORPORATION
(Exact Name of Registrant as Specified in Charter)


Massachusetts                1-5408                          11-1797126
05-0420158
(State or Other
 Jurisdiction of       (Commission File Number)             (IRS Employer
  Incorporation)                                          Identification No.)


26 Summer Street, Bridgewater, MA                    02324
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code  (508) 279-1789



                                  Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)




Item 2. Aquisition and disposition of Assets

        Chase Corporation (the "Company") has purchased all of the stock of RWA, Inc.("RWA") from its sole shareholder, Richard W. Aho, for cash of five million dollars and a promissary note , payable over three, of three million dollars. An additional amount may be paid contingent upon future performance of RWA based upon fifty percent of the amount by which average annual earnings for the thiry six months ended May 31, 2002 before interest, tax, depreciation and amortization multiplied by four exceed eight million dollars and a performance consideration based upon thiry percent of the amount by which net income before taxes exceeds certain base amounts. Mr. Aho has no material relationship to Chase Corporation, its affiliates, its officers and directors or their associates. The transaction is being financed through available cash, borrowing from BankBoston and from future operations.

RWA is engaged in electronic manufacturing services to the electronics industry and will continue its current operations.


Item 7. Financial Statements and Exhibits

        (a) The audited financial statements of RWA, Inc.as of August 31, 1998 required by Section 210-3.05(b).

























                              RWA, INC.

                       MELROSE, MASSACHUSETTS

        FINANCIAL STATEMENTS AND INDEPENDENT AUDITORS' REPORT

                          DECEMBER 31, 1998









                              CONTENTS



                                                            PAGE

FINANCIAL STATEMENTS

  INDEPENDENT AUDITORS' REPORT........................................       1

  BALANCE SHEET.......................................................       2

  STATEMENT OF INCOME AND RETAINED EARNINGS...........................       3

  STATEMENT OF CASH FLOWS.............................................       4

  NOTES TO FINANCIAL STATEMENTS.......................................      5-9












                    INDEPENDENT AUDITORS' REPORT



Board of Directors
RWA, Inc.
Melrose, Massachusetts


     We have audited the accompanying balance sheet of RWA, Inc. as of December 31, 1998, and the related statements of income and retained earnings and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of RWA, Inc. as of December 31, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



/S/LIVINGSTON & HAYNES, P.C.
Livingston & Haynes, P.C.
Wellesley, Massachusetts
August 9, 1999

                              RWA, INC.

                            BALANCE SHEET

                          DECEMBER 31, 1998




                               ASSETS

Current assets:
  Cash and cash equivalents                               $   84,143
  Accounts receivable                                      1,320,256
  Inventory                                                  969,610
  Prepaid expenses                                            10,182
  Note receivable                                             15,000
                                                           ---------
                                   TOTAL CURRENT ASSETS    2,399,191

Machinery and equipment:
  Factory equipment                                          942,101
  Office equipment                                            38,460
  Computer equipment                                          89,163
  Leasehold improvements                                       9,059
  Motor vehicles                                              51,355
                                                           ---------
                                                           1,130,138
  Less accumulated depreciation                              478,165
                                                           ---------
                                                             651,973
                                                          ----------
                                                          $3,051,164
                                                           =========

                LIABILITIES AND SHAREHOLDER'S EQUITY

Current liabilities:
  Current portion of long-term debt                       $   95,847
  Accounts payable and accrued expenses                      816,133
  Accrued payroll and payroll taxes                          191,419
  Dividends payable                                          150,000
  Income taxes payable                                           888
                                                           ---------
                              TOTAL CURRENT LIABILITIES    1,254,287

Long-term debt, net of current portion                       250,896

Commitments                                                     -

Shareholder's equity
  Common stock, .01 par; authorized 300,000 shares;
    issued and outstanding 60,000 shares                         600
  Additional paid-in capital                                 130,155
  Retained earnings                                        1,415,226
                                                           1,545,981
                                                           ---------
                                                          $3,051,164
                                                           =========
           See accompanying notes to financial statements

                              RWA, INC.

              STATEMENT OF INCOME AND RETAINED EARNINGS

                FOR THE YEAR ENDED DECEMBER 31, 1998




Net sales                                                 $9,480,369

Cost of sales:
  Inventory, beginning of year                               581,161
  Purchases                                                5,505,307
  Freight                                                     10,603
  Direct labor                                             1,361,548
  Contract labor                                             118,329
  Manufacturing overhead                                     974,750
                                                           8,551,698
  Less inventory, end of year                                969,610
                                                           ---------
                                                           7,582,088
                                                           ---------
                                           GROSS PROFIT    1,898,281

Operating expenses (income):
  Selling expenses                                           169,851
  Administrative and general expenses                        965,132
  Interest expense                                            31,886
  Interest income                                            (18,195)
  Loss on disposal of fixed assets                               107
                                                           ---------
                      TOTAL OPERATING EXPENSES (INCOME)    1,148,781
                                                           ---------
                       TOTAL INCOME BEFORE INCOME TAXES      749,500

Income taxes                                                  42,641
                                                            --------
                                             NET INCOME      706,859

Retained earnings at beginning of year                     1,315,300

Dividends paid                                               606,933
                                                           ---------
                       RETAINED EARNINGS AT END OF YEAR   $1,415,226












           See accompanying notes to financial statements

                              RWA, INC.

                       STATEMENT OF CASH FLOWS

                FOR THE YEAR ENDED DECEMBER 31, 1998




Cash flows from operating activities:
  Net income                                              $  706,859
  Adjustments to reconcile net income to
    net cash provided by operating activities:
      Depreciation and amortization                          155,530
      Loss on disposal of fixed assets                           107
      (Increase) decrease in assets:
        Accounts receivable                                 (202,334)
        Inventory                                           (388,449)
        Other assets                                           2,219
      Increase (decrease) in liabilities:
        Accounts payable and accrued expenses                119,844
        Income taxes                                          (2,591)
                                                             -------
                                      TOTAL ADJUSTMENTS     (315,674)
                                                             -------
              NET CASH PROVIDED BY OPERATING ACTIVITIES      391,185

Cash flows from investing activities:
  Note receivable                                            (15,000)
  Purchase of equipment                                     (263,194)
                                                             -------
                  NET CASH USED BY INVESTING ACTIVITIES     (278,194)

Cash flows from financing activities:
  Proceeds received from long-term debt                      166,173
  Repayment of long term debt                               (141,610)
  Dividends paid                                            (456,933)
                                                             -------
                  NET CASH USED BY FINANCING ACTIVITIES     (432,370)
                                                             -------
              NET DECREASE IN CASH AND CASH EQUIVALENTS     (319,379)

Cash and cash equivalents at beginning of year               403,522
                                                             -------
               CASH AND CASH EQUIVALENTS AT END OF YEAR   $   84,143
                                                             =======

Supplemental cash flow information:
  Cash paid during the year for:
    Interest expense                                      $   32,947
    Income taxes                                          $   45,232





           See accompanying notes to financial statements

                              RWA, INC.

                    NOTES TO FINANCIAL STATEMENTS

                          DECEMBER 31, 1998



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business activities

       The principal business activities of RWA, Inc. ("the Company) are the contract assembly of printed circuit boards using thru hole and surface technology and the testing and repair of printed circuit boards.

Use of estimates

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from those estimates.

Inventory

       Inventory is stated at the lower of cost (first-in, first-out method) or market. Inventory at December 31, 1998 consists of:

       Work in progress                       $443,045
       Raw materials and supplies              526,565
                                               -------
                                              $969,610
                                               =======
Machinery and equipment

       Machinery and equipment are stated at cost. Depreciation is being provided over the estimated useful lives of the related assets, principally on the straight-line method.

Pension costs

       The company has a defined contribution profit sharing plan that covers substantially all employees meeting certain eligibility requirements. Pension costs are funded as accrued.

Cash and cash equivalents

       For reporting cash flows, cash and cash equivalents include cash on hand, amounts on deposit at banks, and other short-term investments with initial maturities of 90 days or less.

                              RWA, INC.

                          DECEMBER 31, 1998



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income taxes

       The Company has elected to report income under the S Corporation provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal income taxes. Under the S Corporation provision, the Company has elected not to be taxed as a corporation and the shareholders have consented to include the income, losses and credits of the corporation in their individual income tax returns. The Company is also responsible for the payment of income taxes in the Commonwealth of Massachusetts. Under Massachusetts tax regulations, an S Corporation is subject to a corporate level income tax when their gross revenues are in excess of six million dollars, otherwise all income and losses of the corporation are included in the individual income tax returns of the shareholders. Consequently, a provision has been made for state income taxes during 1998. All Massachusetts investment tax credits are utilized at the corporate level and are accounted for as a reduction of income taxes in the year they are utilized. The subsequent acquisition of the Company by Chase Corporation (See Note H) will require the conversion of the Company to a C Corporation status for future years.


NOTE B - BORROWING ARRANGEMENTS

       The company has established a line of credit with a bank up to $500,000 that is due on demand. Interest is computed at the bank's prime lending rate plus 1% on outstanding balances and is secured by substantially all the assets of the Company. Covenants related to this loan require that certain financial ratios are met and that the banks receive certain financial information regarding the financial condition of the Company.


NOTE C - LONG-TERM DEBT

       Capital lease obligation due in 60 monthly
         installments of $708, including interest
         imputed  at 9.46% to January 2002 with
         a final installment of $3,628 due then,
         collateralized by factory equipment.           $ 25,345

       Capital lease obligation due in 60 monthly
         installments of $1,665, including interest
         imputed at 9.6% to February 2002 with a
         final installment of $8,500 due then,
         collateralized by factory equipment.             60,607

                              RWA, INC.

                          DECEMBER 31, 1998



NOTE C - LONG-TERM DEBT (Continued)

       Capital lease obligation due in 60 monthly
         installments of $4,562, including interest
         imputed at 10.1% to October 2000 with a final
         installment of $21,900 due November 2000,
         collateralized by factory equipment.           $109,344

       Capital lease obligation due in 60 monthly
         installments of $3,381, including interest
         imputed at 8.45% to June 2003 with a final
         installment of $1 due in July 2003,
         collateralized by factory equipment.
         The lessor must be notified by the lessee
         between March 14, 2003 and May 13, 2003, to
         exercise the $1 purchase option.                151,447
                                                         346,743
       Less current portion                               95,847
                                                         -------
                                                        $250,896
                                                         =======
       Principal payments due on long term debt as of December 31, 1998 are as follows:

       Year ending December 31,

             1999                                       $ 95,847
             2000                                        118,261
             2001                                         59,794
             2002                                         53,052
             2003                                         19,789
                                                         -------
                                                        $346,743
                                                         =======

NOTE D - COMMITMENTS

Operating leases

       The Company leases its primary facilities on a month-to -month basis. Rent expense includes monthly rental charge plus utilities and real estate taxes. Rent expense for 1998 amounted to $84,042. The Company also leases an automobile, with the leases expiring in May 1999.

                              RWA, INC.

                          DECEMBER 31, 1998



NOTE D - COMMITMENTS (Continued)

Capital lease obligations (See Note C)

       Capital lease obligations relate to certain equipment acquired under leases that have been accounted for as capital leases.

       Machinery and equipment includes the following capital leases:

       Factory equipment                      $508,036
       Less accumulated depreciation           165,251
                                               -------
                                              $342,785
                                               =======

       Future minimum annual rental payments under the above leases are as follows:



                                               Capital
                                    Operating     lease    Total
       Year ending                    leases  obligations  leases
          1999                         $3,974  $123,802  $127,776
          2000                                  136,577   136,577
          2001                                   69,055    69,055
          2002                                   56,743    56,743
          2003                                   20,289    20,289
                                        -----   -------   -------
       Total                           $3,974  $406,466   410,420
       Less imputed interest                     59,724
                                                -------
       Present value of net minimum
         lease payments                        $346,742


NOTE E - FINANCIAL STATEMENTS

Concentrations of credit risks

       Financial instruments that potentially subject the Company to significant credit risk consist primarily of cash and cash equivalents and trade accounts receivable. The Company places its cash and temporary investments in savings accounts and money market accounts with a single financial institution. At times such investments may be in excess of the FDIC insurance limit, or when invested in money market accounts, are not insured at all. The Company generally does not require collateral from its customers and routinely assesses their financial strengths and, as a consequence, believes that its trade accounts receivable credit risk exposure is limited.

                              RWA, INC.

                          DECEMBER 31, 1998



NOTE F - NOTE RECEIVABLE

       On August 1, 1998 the company loaned $15,000 to an employee. The terms of the loan are no interest for the first year and then 60 monthly payments of $293 including interest at 6.5% through August 1, 2004. Subsequent to December 31, 1998 the loan was offset by annual bonus payments.


NOTE G - INCOME TAXES

       Income tax expense consists of the following:

       State income tax expense before giving effect
         to tax credits                                   $50,537
       Utilization of investment tax credit                 7,896
                                                           ------
                                                          $42,641
                                                           ======


NOTE H - SUBSEQUENT EVENTS

       During May 1999 all of the Company's outstanding shares were acquired by Chase Corporation of Bridgewater, Massachusetts, a diversified advanced manufacturing company. The acquisition is being accounted for as a purchase.













        (b)  The pro forma financial information required pursuant to
Article 11 of Regulation S-X.


                              Chase Corporation
                              -------------------
 Pro-Forma Condensed Consolidated Balance Sheet As of August 31, 1998
 -----------------------------------------------------------------------------
                                  (Unaudited)
                                  -----------

                                             RWA, Inc.        Chase Corp.  Pro Forma       Pro Forma
                                                                          Adjustments    Consolidation
                                              8/31/98           8/31/98     8/31/98         8/31/98


Cash and Cash Items                           $24,678        $2,296,384(1)-$1,000,000      $1,321,062

Accounts and Notes Receivable               1,206,040         7,521,157                     8,727,197

Allowance for Doubtful Accounts                                -201,135                      -201,135

Inventories                                 1,058,770         4,736,454                     5,795,224

Prepaid Expenses                               12,175           352,652                       364,827

Indebtedness of Related Parties                                  46,406                        46,406

Other Current Assets                           16,719           117,704                       134,423
                                         ------------------------------                 -------------
Total Current Assets                        2,318,382        14,869,622                    16,188,004


Indebtedness of Related Parties

Property, Plant, and Equipment              1,150,725        15,014,132                     16,164,857
Accumulated Depreciation                     -450,342        -9,904,243                    -10,354,585

Intangible Assets                                             2,880,954(1)  5,835,312        8,716,266
Accumulated Amortization                                       -730,088                       -730,088

Other Assets                                                  3,131,409                       3,131,409
                                    ------------------------------------           --------------------
Total Assets                               $3,018,765       $25,261,786                     $33,115,863
                                    ====================================           ====================

Accounts and Notes Payable                   $656,556        $3,984,199                      $4,640,755

Other Current Liabilities                      92,710         3,711,922                       3,804,632
                                   ------------------------------------            ---------------------
Total Current Liabilities                     749,266         7,696,121                       8,445,387


Bonds, Mortgages, LT Debt                     404,811           682,576(1)  6,700,000         7,787,387

Other Liabilities                                               400,500                         400,500

Commitments and Contingent Liabilities

Minority Interest in Cons. Subs                                  58,923                          58,923

Shareholder Equity:

Preferred Stock

Common Stock                                       600           497,765(1)      -600           497,765

Additional Paid in Capital                     130,155         3,370,066(1)  -130,155         3,370,066

Treasury Stock                                                -4,535,476                     -4,535,476

Cumulative Gain/(Loss) on currency translation                  -238,728                       -238,728

Retained Earnings                            1,733,933        17,330,039(1) -1,733,933       17,330,039
                                         ------------------------------------             -------------
Total Equity and Liabilities                $3,018,765       $25,261,786                    $33,115,863
                                         ====================================             =============




                         Chase Corporation
      Pro-Forma Condensed Consolidated Statement of Operations
      ------------------------------------------------------------------
                For the Year Ended August 31, 1998
                   -----------------------------------------
                            (Unaudited)
                             -----------


                                                   RWA, Inc.        Chase Corp.         Pro Forma               Pro Forma
                                                                                       Adjustments            Consolidation
                                               12 Months Ended   12 Months Ended        Year Ended              Year Ended
                                                    8/31/98           8/31/98             8/31/98                 8/31/98


Net Sales and Gross Revenues                     $9,629,913       $46,560,172                                    $56,190,085

Costs and Expenses Applicable to Sales            7,580,401        30,003,343                                     37,583,744

Selling, General and Admin.                       1,315,495         9,731,083(2)               -708,480           10,727,118
                                                                             (5)                389,020

Provision for Doubtful Accounts                                        -5,807                                         -5,807

Non-Operating Income                                 24,866            79,166                                        104,032

Interest Expense                                     37,429           258,476(4)                360,000              655,905

                                         ------------------------------------     ------------------------------------------
Income before Taxes                                 721,454         6,652,243                   -40,540            7,333,157

Income Tax Expense                                   45,041         2,550,600(3)                236,000            2,815,641
                                                                             (6)                -16,000
                                         ------------------------------------     ------------------------------------------
Income before Minority Interests                    676,413         4,101,643                  -260,540            4,517,516

Minority Interest in (Income) Loss                                    107,585                                        107,585

Equity in Earnings of Unconsolidated Subs                             195,000                                        195,000

Gain on Asset Sale by Unconsolidated Subsidiary                     1,718,425                                      1,718,425
                                         ------------------------------------     ------------------------------------------
Income form Continuing Operations                   676,413         6,122,653                  -260,540            6,538,526

Discontinued Operations
                                         ------------------------------------     ------------------------------------------
Income before extraordinary items                   676,413         6,122,653                  -260,540            6,538,526
                                         ------------------------------------     ------------------------------------------
Net Income                                         $676,413        $6,122,653                 -$260,540           $6,538,526
                                         ====================================     ==========================================


Shares Outstanding                                                  3,874,896                                      3,874,896
Basic Earnings per Share                                                 1.58                                           1.69
Shares and Equivalents Outstanding                                  3,935,919                                      3,935,919
Fully Diluted Earnings per Share                                         1.56                                           1.66


    The pro-forma condensed consolidated balance sheet at August 31, 1998 present the pro-forma effects on the historical combined balance sheets as if the combination of the combined entity were consummated as of August 31, 1998. The pro-forma statement of operations for the year ended August
31, 1998 presents the pro-forma effects on the historical combined operating results as if the combination of the combined entity were consummated as of September 1, 1997.

     The pro-forma adjustments include:

 (1)  Record purchase of RWA, Inc.
 (2)  Adjust RWA, Inc. compensation to current contractual rates
 (3)  Adjust RWA, Inc. taxes to Chase Corporation marginal rate
 (4)  Adjust interest on acquisition indebtedness
 (5)  Adjust amortization of intangible assets
 (6)  Adjust for tax effect of pro forma adjustments















                          Quadrax Corporation
      Pro-Forma Combining Condensed Consolidated Statement of Operations
      ------------------------------------------------------------------
                   For the Nine Months Ended May 31, 1999
                   -----------------------------------------
                                  (Unaudited)
                                  -----------





                                          RWA, Inc.       Chase Corporation        Pro Forma                      Pro Forma
                                                                                  Adjustments                   Consolidation
                                        9 Months Ended     9 Months Ended        9 Months Ended                9 Months Ended
                                           5/31/98             5/31/98               5/31/98                       5/31/98


Net Sales and Gross Revenues            $7,491,989          $35,075,518(1)     -$718,804            $41,848,703

Costs and Expenses Applicable to Sales   6,083,883           23,258,195(1)      -457,083             28,884,995

Selling, General and Admin.              1,080,548            6,913,575(1)      -110,192              7,629,931
                                                                       (2)      -520,000
                                                                       (5)       266,000
Provision for Doubtful Accounts            120,000               30,300                                 150,300

Non-Operating Income                        12,453               42,600(1)        -1,746                 53,307

Interest Expense                            25,337              139,368(1)        -2,390                432,315
                                                                       (4)       270,000
                                 ------------------------------------------------------------------------------
Income before Taxes                        194,674            4,776,680         -166,885              4,804,469

Income Tax Expense                          37,089            1,781,900(3)        38,800              1,792,789
                                                                                 -65,000
                                 -------------------------------------------------------------------------------
Income before Minority Interests           157,585            2,994,780         -140,685              3,011,680

Minority Interest in (Income) Loss                               99,633                                   99,633

Equity in Earnings of Unconsolidated Subs                       180,000                                  180,000

Gain on Asset Sale by Unconsolidated Subsidiary
                                 -------------------------------------------------------------------------------
Income form Continuing Operations          157,585            3,274,413         -140,685              3,291,313

Discontinued Operations
                                 -------------------------------------------------------------------------------
Income before extraordinary items         157,585            3,274,413          -140,685              3,291,313
                                 -------------------------------------------------------------------------------
Net Income                                157,585            3,274,413          -140,685              3,291,313



Shares Outstanding                                           3,896,408                                 3,896,408
Basic Earnings per Share                                         0.840                                     0.845
Shares and Equivalents Outstanding                           3,979,401                                 3,979,401
Fully Diluted Earnings per Share                                 0.823                                     0.778




    The pro-forma condensed statement of operations for the nine months ended May 31, 1999 present the pro-forma effects on the historical combined operating results as if the combination of the combined entity were consummated as of September 1, 1998.

     The pro-forma adjustments include:

(1) Eliminate one month, May 1999, of RWA, Inc. data included in Chase Corporation historical data.
(2)  Adjust RWA, Inc. compensation to current contractual rates
(3)  Adjust RWA, Inc. taxes to Chase Corporation marginal rate
(4)  Adjust interest on acquisition indebtedness
(5)  Adjust amortization of intangible assets
(6)  Adjust for tax effect of pro forma adjustments

The balance sheet presented in May 31, 1999 Form 10-Q filing of Chase Corporation contains the assets and liabilities of RWA, Inc.
on a consolidated basis.








        (c) Exhibits.

             2.1    Stock Purchase Agreement

            10.1    Employment Agreement

            99.1    Press Release







Signatures

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        Chase Corporation




                 August 10,1999           /s/ Peter R. Chase
                      (Date)                      Peter R. Chase
                                             Chief Executive Officer



                 August 10, 1999             /s/ Everett Chadwick, Jr.
                      (Date)                     Everett Chadwick, Jr.
                                              Chief Financial Officer and
                                              Principal Accounting Officer